SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                           Act of 1934 (Amendment No.        )

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

              GENERAL EMPLOYMENT ENTERPRISES, INC.
        (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.
     (1) Title of each class of securities to which transaction applies: __________________________________________________
     (2) Aggregate number of securities to which transaction applies: __________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________
     (4)  Proposed maximum aggregate value of transaction: __________
     (5)  Total fee paid: ___________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid: ____________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________
     (3)  Filing Party:_______________________________________________
     (4)  Date Filed: ________________________________________________



              GENERAL EMPLOYMENT ENTERPRISES, INC.

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

              To be held Monday, February 28, 2005


To the Shareholders of

GENERAL EMPLOYMENT ENTERPRISES, INC.

  You are cordially invited to attend the Annual Meeting of Shareholders of General Employment Enterprises, Inc. which will be held in the Lane Room of the Hilton Suites Hotel, 10 Drury Lane, in Oakbrook Terrace, Illinois 60181, on Monday, February 28, 2005, at 9:00 a.m., local time. Directions to the meeting can be obtained by contacting the Company's Investor Relations Department at One Tower Lane, Suite 2100, Oakbrook Terrace, IL 60181, or by calling (630) 954-0495.

The purpose of the meeting is:

    1.To elect six directors of the Company;
    2.To act upon such other matters as may properly be brought before the meeting.

  Shareholders of record at the close of business on December 31, 2004 will be entitled to vote at the meeting. Whether or not you are able to attend the meeting in person, please vote as soon as possible. You may vote by signing the enclosed proxy card and mailing it in the envelope provided.

                               By Order of the Board of Directors


                               Nancy C. Frohnmaier
                               Secretary


Oakbrook Terrace, Illinois
January 14, 2005




                     YOUR VOTE IS IMPORTANT

Even if you plan to attend the Annual Meeting, you are urged to sign, date and promptly return your proxy in the enclosed postage paid envelope so that your shares can be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.


              GENERAL EMPLOYMENT ENTERPRISES, INC.
                     Oakbrook Terrace Tower
                   One Tower Lane, Suite 2100
                   Oakbrook Terrace, IL  60181


                         PROXY STATEMENT
               For Annual Meeting of Shareholders



  This statement and the accompanying proxy card, which are first being sent to shareholders on approximately January 14, 2005, are being furnished in connection with a solicitation of proxies by the Board of Directors of General Employment Enterprises, Inc. (the "Company"), an Illinois corporation, to be voted at the Annual Meeting of Shareholders to be held on Monday, February 28, 2005, at 9:00 a.m., local time, in the Lane Room of the Hilton Suites Hotel, 10 Drury Lane, in Oakbrook Terrace, Illinois 60181.


                 VOTING RIGHTS AND SOLICITATION

  The voting securities of the Company entitled to be voted at the Annual Meeting are the shares of Common Stock, of which there were 5,140,894 outstanding on December 31, 2004, the record date for the Annual Meeting. Shareholders are entitled to one vote for each share held except that, in elections for directors, each shareholder has cumulative voting rights. When voting cumulatively, each shareholder has the number of votes equal to the number of directors to be elected (six) multiplied by the number of his or her shares. Such number of votes may be divided equally among all nominees, may be cumulated for one nominee, or may be distributed on any basis among as many nominees as is desired.

  Each proxy that is properly signed and received before the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated on the proxy card, the shares will be voted for election of the six nominees for director listed in this proxy statement. Proxies given may be revoked at any time before the voting thereof by delivering to the Company a written statement revoking the proxy or a subsequently dated proxy, or by attending the meeting and voting in person.

  A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of the total outstanding shares of Common Stock of the Company, represented in person or by proxy, will constitute a quorum for purposes of the meeting.
Abstentions or broker non-votes will be treated as shares of Common Stock that are present for purposes of determining the presence of a quorum. The six nominees for director receiving the highest number of votes cast will be elected directors of the Company; abstentions and broker non-votes will have no effect on the vote for the election of directors. "Broker non-votes" refers to a broker or other nominee holding shares for a beneficial owner not voting on a proposal because the broker or other nominee does not have discretionary voting power regarding that item and has not received instructions from the beneficial owner.


Manner and Costs of Solicitation

  The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by the use of mail, but certain officers and regular employees of the Company or its subsidiary, without additional compensation, may use their personal efforts by telephone or otherwise, to obtain proxies.


                      ELECTION OF DIRECTORS

  Six directors are to be elected at the Annual Meeting, to serve until the 2006 Annual Meeting of Shareholders, or until their successors are elected and qualified. Proxies will be voted, unless otherwise indicated, for the election of the nominees named below. If necessary to elect the nominees named below, proxies will be voted cumulatively.


Nominees

   The following information is furnished with respect to each nominee for election as a director:

               Name and Age of Director Nominees,
         Their Primary Occupation and Other Information

HERBERT F. IMHOFF, JR., age 55 - Director of the Company since 1986; named Chairman of the Board and Chief Executive Officer in July 2001; has been President and Chief Operating Officer since February 1997 and had previously been Executive Vice President since 1986; has served as the Company's general counsel since 1982.

KENT M. YAUCH, age 58 - Director of the Company since 2001; was named Vice President in 2001 and has served as Chief Financial
Officer and Treasurer of the Company since 1996; had previously been Treasurer and Controller since 1991.

SHELDON BROTTMAN, age 70 - Director of the Company since 1991; is an attorney, and for more than ten years, has operated a real estate management and development business. Until 1997, he was President and CEO of Jemm Wholesale Meat Co. in Chicago,
Illinois.

DELAIN G. DANEHEY, age 70 - Director of the Company since 1995;
formerly with the auditing firm of Ernst & Young LLP for 31 years, and was a partner when he retired from the firm in 1991.

DENNIS W. BAKER, age 58 - Treasurer of CF Industries, Long Grove,
Illinois, a chemical manufacturing company, where he has been employed for more than twenty-five years in various financial capacities. Mr. Baker joined the Company's Board in 2000.

JOSEPH F. LIZZADRO, age 67 - Chairman Emeritus of L&H Company, Oak Brook, Illinois, an electrical contracting firm, where he had been employed since 1963. Mr. Lizzadro also serves as a director of Harris Bank, Oakbrook Terrace, Illinois, and Florence Corporation, Glendale Heights, Illinois. He joined the Company's Board in 2000.

  All of the foregoing nominees are currently serving as directors of the Company and all were elected by the shareholders at the last Annual Meeting. Each of the above-named nominees has agreed to serve, if elected.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                2

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Listed in the following table is information concerning persons known to the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock. Except as noted otherwise, the information is as of December 31, 2004:

Name and Address         Amount and Nature of          Percent
of Beneficial Owner      Beneficial Ownership*         of Class

Herbert F. Imhoff, Jr.        601,678 (1)              11.37%
One Tower Lane, Suite 2100
Oakbrook Terrace, IL  60181

Mark L. Imhoff                451,864 (2)               8.79
Clear Channel Worldwide
20880 Stone Oak Parkway
San Antonio, TX  78258

Brad A. Imhoff                407,349 (3)               7.92
Spry Group, Inc.
1111 W. 22nd Street
Oak Brook, IL  60523

Daniel Zeff                   259,300 (4)               5.04
c/o Zeff Holding Company, LLC
50 California Street, Suite 1500
San Francisco, CA  94111

*Unless noted otherwise, the named individuals have sole voting and dispositive power over the shares listed.

(1)  Includes 10,161 shares held by Mr. Imhoff, Jr.'s son and
152,193 option shares exercisable by Mr. Imhoff, Jr. within 60 days of record date.

(2) Includes 26,400 shares held by the spouse and children of Mark L. Imhoff.

(3) Includes 24,100 shares held by the spouse and children of Brad A. Imhoff.

(4)  This information is based on a Schedule 13G dated October
15, 2004.

The following information is furnished as of December 31, 2004, to indicate the beneficial ownership of the Company's outstanding Common Stock by each director and each "named executive officer," as defined below, individually, and all directors and executive officers as a group:

Name of                  Amount and Nature of           Percent
Beneficial Owner        Beneficial  Ownership*         of Class

Herbert F. Imhoff, Jr.        601,678(1)                 11.37%
Kent M. Yauch                  43,444(2)                    **
Sheldon Brottman               61,851(3)                  1.20
Delain G. Danehey              28,456(3)                    **
Dennis W. Baker                 8,460(4)                    **
Joseph F. Lizzadro             18,000(4)                    **
Marilyn L. White               61,098(5)                  1.17

All directors and executive   900,355(6)                 16.39
officers as a group
(eight persons)

*Unless noted otherwise, the named individuals have sole voting and dispositive power over the shares listed.
** Represents less than 1%.

                                3

(1) Includes 10,161 shares held by Mr. Imhoff, Jr.'s son and 152,193 option shares exercisable by Mr. Imhoff, Jr. within 60 days of record date.
(2) Includes 39,444 option shares exercisable within 60 days of record date.
(3) Includes 25,731 option shares exercisable within 60 days of record date.
(4) Includes 5,000 option shares exercisable within 60 days of record date.
(5) Represents option shares exercisable within 60 days of record date.
(6) Includes 10,161 shares held by Mr. Imhoff, Jr.'s son, and 350,930 shares exercisable by members of the group within 60 days of record date.


                DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning the Board of Directors and Its Committees

  The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board held seven meetings during the last fiscal year. No director of the Company attended fewer than 75% of the total meetings of the Board and Committee meetings on which such Board members served during this period.

  The members of the Board of Directors are expected to attend the Company's Annual Meeting of Shareholders. All of the directors were present at the prior year's annual meeting, which was held on February 23, 2004.

  The Board of Directors has established a procedure by which shareholders of the Company can communicate with the Board of Directors. Shareholders interested in communicating with the Board as a group or with individual directors may do so, in writing. Correspondence to the directors should be sent by regular mail c/o of Corporate Secretary, General Employment Enterprises, Inc., One Tower Lane, Suite 2100, Oakbrook Terrace, IL 60181. Any such correspondence will be reviewed by the Corporate Secretary, who will then forward it to the appropriate parties. Communications that are solicitations or deemed to be irrelevant to the Board's responsibilities, may be discarded, at the discretion of the Corporate Secretary.

  There are four standing committees of the Board of Directors, which are the Executive Committee, the Audit Committee, the Compensation and Stock Option Committee, and the Nominating
Committee.

Executive Committee
  The Board of Directors has an Executive Committee consisting of the Board of Directors as a whole, and meetings of the Committee may be called or requested by the Chairman of the Board or a majority of the directors. The Executive Committee is authorized to act upon all matters requiring Board approval except the declaration of dividends, corporate reorganization, and merger and acquisition decisions. As provided in the By-Laws of the Company, a majority of the directors constitutes a quorum for the purpose of transacting Committee business. No Executive Committee meetings were held in fiscal 2004.

Audit Committee
  The Audit Committee is presently composed of four non-employee directors: Delain G. Danehey (Chairman), Dennis W. Baker, Sheldon Brottman and Joseph F. Lizzadro. The Board of Directors has determined that each of the members of this Committee is an "independent director" as defined by the rules of the American Stock Exchange. The Board of Directors has also determined that Mr. Danehey and Mr. Baker are each an "audit committee financial expert" as defined by rules of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as an exhibit to the proxy statement prepared in connection with the February 23, 2004 Annual Meeting of Shareholders.

  The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, its financial reporting and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company's books, reviews the

                                4

findings and recommendations of the independent auditors at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met five times during fiscal 2004. In addition, the Chairman of the Audit Committee participated in three quarterly meetings in fiscal 2004, to review earnings press releases and the Company's filings on Form 10-QSB with members of management and the Company's independent auditors.

Compensation and Stock Option Committee
  The Compensation and Stock Option Committee is presently composed of four non-employee directors: Sheldon Brottman (Chairman), Dennis W. Baker, Delain G. Danehey and Joseph F. Lizzadro. The Board of Directors has determined that each of the members of this Committee is an "independent director" as defined by the rules of the American Stock Exchange. The Committee reviews and establishes the Company's compensation policies and practices, including salary and incentive compensation programs for the executive officers of the Company and also oversees the administration of the Company's stock option plans. The Committee has the power to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option, the time or times at which options shall be granted, and the terms of such options. The Compensation and Stock Option Committee met four times during fiscal 2004.


Nominating Committee
  The Nominating Committee is composed of four non-employee directors: Dennis W. Baker (Chairman), Sheldon Brottman, Delain
G. Danehey, and Joseph F. Lizzadro. Each member of the Nominating Committee is an "independent director" as defined by the rules of the American Stock Exchange. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as an appendix to this proxy statement. In accordance with its Charter, the functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the Board. The Nominating Committee met once during fiscal 2004.

  In evaluating candidates to serve on the Company's Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Committee, have significant decision making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for board candidates that are received from various sources, including: directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source. To be considered by the Committee, nominations from shareholders must be submitted according to the procedures described below. There were no nominations received from shareholders for consideration at the Annual Meeting.


Nominations for Directors

  The By-Laws of the Company establish procedures for the nomination of candidates for election to the Board of Directors. The By-Laws provide that the nominations may be made by the Board of Directors or by a committee appointed by the Board of Directors. Any shareholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an annual meeting of shareholders, provided that such shareholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not later than sixty days before the anniversary date of the immediately preceding annual meeting of shareholders. Each such notice must set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the shareholders, each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or relating to the Company or its securities or to such nominee's service as a director if elected; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if so elected.

                                5

Executive Officers of the Company

  All executive officers are elected annually by the Board of Directors at the first meeting of the Board held following each annual meeting of shareholders, and they hold office until their successors are elected and qualified. The executive officers of the Company are as follows:

Name and Age                   Position and Other Information

HERBERT F. IMHOFF, JR. (55)    Chairman of the Board and Chief
                               Executive Officer, and President
                               and Chief Operating Officer.

MARILYN L. WHITE (54)          Vice President.  Elected Vice
                               President in 1996, she is responsible
                               for the Company's branch operations.

KENT M. YAUCH (58)             Vice President, Chief Financial
                               Officer and Treasurer.

NANCY C. FROHNMAIER (60)       Vice President since 1995 and
                               Corporate Secretary since 1985.


Code of Ethics

   The Company has adopted a code of ethics that applies to all of its directors and employees, including its principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Ethics was filed as an exhibit to the Company's most recent annual report to the Securities and Exchange Commission on Form 10-KSB.


Section 16(a) Beneficial Ownership Reporting Compliance

  Directors and officers of the Company are required to report to the Securities and Exchange Commission, by a specified date, their transactions related to General Employment Enterprises, Inc. Common Stock. Based solely on review of the copies of these reports furnished to the Company and written representation that no other reports were required, the Company believes that during the 2004 fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                6


        COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

  The following table sets forth certain information regarding compensation awarded, earned or paid during each of the Company's last three fiscal years to the individual serving as the Company's Chief Executive Officer during fiscal 2004 and the other two most highly-compensated individuals serving as executive officers at the end of the 2004 fiscal year. These individuals are sometimes herein referred to as the "named executive officers."

                   Summary Compensation Table

                                                 Long-Term
                                                 Compensation
                                                 Awards -
Name and                            Annual       Securities  All Other
Principal               Fiscal    Compensation   Underlying  Compen-
Position                Year    Salary    Bonus  Options*    sation**

Herbert  F. Imhoff, Jr. 2004    $360,000  $  --       --     $ 3,075
Chairman and Chief      2003     360,000     --       --      33,000
Executive Officer,      2002     435,000     --  102,193      36,750
and President and
Chief Operating Officer

Marilyn L. White        2004    $162,000 $   --       --     $ 2,430
Vice President          2003     162,000     --       --       8,430
                        2002     177,000     --   61,098       9,255

Kent M. Yauch           2004    $144,000 $   --       --     $ 2,160
Vice  President, Chief  2003     144,000     --       --       7,493
Financial Officer and   2002     157,333     --   39,444       8,356
Treasurer

* The number of stock option awards for fiscal 2002 includes options granted pursuant to the Company's 2002 tender offer to exchange previously outstanding stock options.

**Amounts represent the Company's contributions to the Company's
401(k) plan and deferred compensation plan.



Stock Option Exercises and Fiscal Year-End Stock Option Values

  No stock options were exercised by any named executive officer during fiscal 2004. The following table shows information with respect to each named executive officer concerning unexercised options held as of September 30, 2004.

            Aggregated Fiscal Year-End Option Values

                                                   Value of
                          Number of Securities     Unexercised
                          Underlying Unexercised   In-the-Money
                          Options at F/Y End       Options at F/Y End (1)
                          Exer-       Unexer-      Exer-      Unexer-
Name                      cisable     cisable      cisable    cisable

Herbert F. Imhoff, Jr.    152,193         --       $125,697$      --
Marilyn L. White           61,098         --         71,251       --
Kent M. Yauch              39,444         --         44,616       --

(1) Represents the spread between $2.09, the closing price of the Company's Common Stock on the American Stock Exchange on
September 30, 2004, and the option price per share multiplied by the number of unexercised options.

                                7

Compensation of Directors

  During the last fiscal year, directors, who were not full-time employees of the Company, were compensated at the rate of $1,000 per month. Compensation for non-employee Executive Committee members is $1,000 per meeting; however, no Executive Committee meetings were held in fiscal 2004. Since Audit Committee, Compensation and Stock Option Committee and Nominating Committee meetings are held in conjunction with regular Board meetings, Committee members receive no additional fee for serving on these Committees.


Employment Agreements

  Herbert F. Imhoff, Jr. has an employment agreement with the Company to serve as Chairman of the Board and Chief Executive Officer, and President and Chief Operating Officer. Mr. Imhoff, Jr.'s agreement provides for a continuous three-year term of employment, at a minimum annual base salary of $450,000. Under the terms of the agreement, Mr. Imhoff, Jr. is also eligible to earn an annual performance bonus and is entitled to receive certain perquisites and benefits. In the event the Company would terminate his employment for any reason other than for cause, Mr. Imhoff, Jr. would be entitled to continue to receive compensation and benefits for a period of three years. Effective August 1, 2002, Mr. Imhoff, Jr.'s agreement was amended to reflect his offer to waive 20% of his base salary for an indefinite period of time.

  The Company has employment agreements with Marilyn L. White and Kent M. Yauch. Under the terms of their agreements, these employees would be entitled to continuation of base salary for a one-year period as well as continuation of certain employee welfare benefits, if their employment were terminated following a change in control of the Company.



             RELATIONSHIP WITH INDEPENDENT AUDITORS

  The Audit Committee of the Company's Board of Directors has engaged BDO Seidman, LLP to serve as the Company's independent auditors and to audit the Company's consolidated financial statements for the fiscal year ending September 30, 2005. BDO Seidman, LLP has served as the Company's independent auditors since December 23, 2003. The change of independent auditors was recommended and approved by the Audit Committee.

  During the two fiscal years ended September 30, 2003, and subsequently to the effective date of their appointment, the Company did not consult with BDO Seidman, LLP regarding the application of accounting principles to a specific transaction or regarding the type of opinion that might be rendered on the Company's financial statements.

  Ernst & Young LLP served as the Company's independent auditors for the year ended September 30, 2003, and had served in that capacity since 1985. Ernst & Young LLP was dismissed as the Company's independent auditors effective as of December 23, 2003.

  During the two fiscal years ended September 30, 2003, and subsequently to the effective date of their dismissal, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

  The audit report of Ernst & Young LLP for the Company's two fiscal years ended September 30, 2003 did not contain an adverse opinion, a disclaimer of opinion, or an opinion that was qualified or modified as to uncertainty, audit scope or accounting principles.

  Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if they desire to do so.

                                8

  The following is a summary of the fees billed to the Company by its independent auditors for professional services rendered for the two most recent fiscal years:

                                   2004      2003
     BDO Seidman, LLP:
       Audit fees               $69,000        --
       Audit-related fees         8,700        --
       Tax fees                      --        --
       All other fees                --        --

     Ernst & Young LLP:
       Audit fees               $ 5,000   $63,000
       Audit-related fees            --     8,000
       Tax fees                      --     2,230
       All other fees                --        --


  "Audit fees" consist of fees billed for services rendered for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's Quarterly Reports filed with the Securities and Exchange Commission.

  "Audit-related fees" consist of fees billed for services rendered that are reasonably related to the audit of the Company's consolidated financial statements and are not included in "audit fees." These services include audits of the Company's retirement plan and consultations regarding financial accounting and reporting standards.

  "Tax fees" consist of fees billed for services rendered for tax consulting.

  The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors, and to not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee determined that providing the above nonaudit services was compatible with maintaining the auditor's independence.

                                9

     REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

  The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards of the Public Company Accounting Oversight Board (United States). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

  The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting. The Committee held five meetings during fiscal year 2004.

  In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2004 for filing with the Securities and Exchange Commission.

  The Audit Committee has also discussed with representatives of BDO Seidman, LLP their proposal to serve as independent auditors of the Company for the year ending September 30, 2005, and based on these discussions, the Committee approved the selection of BDO Seidman, LLP.

            Audit Committee of the Board of Directors
               Delain G. Danehey, Committee Chair
                         Dennis W. Baker
                        Sheldon Brottman
                       Joseph F. Lizzadro

                               10

                          OTHER MATTERS

Proposals of Shareholders

  In order to be considered for inclusion in the Proxy Statement for the 2006 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received by the Company at its address hereinabove, on or before September 16, 2005. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

  In addition, any shareholder wishing to bring business before an annual meeting must comply with certain provisions in the Company's By-Laws. The Company's By-Laws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of shareholders of the Company other than by or at the direction of the Board of Directors of the Company. Such notice generally must be delivered to or mailed to and received by the Secretary at the principal executive offices of the Company not less than 30 days nor more than 60 days before the meeting. The shareholder must also comply with certain other provisions set forth in the Company's By-Laws relating to the bringing of business before an annual meeting. For a copy of the Company's By-Laws, which includes the provisions relating to the bringing of business before an annual meeting, an interested shareholder should contact the Secretary of the Company, in writing, at Oakbrook Terrace Tower, One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois 60181.


Availability of Form 10-KSB

  The Company will furnish, upon request and without charge to each record or beneficial owner of its securities from whom it solicits proxies, a copy of its current annual report on Form 10-KSB including the financial statements and financial schedules thereto, filed with the Securities and Exchange Commission. Requests should be in writing and addressed to:

                    Investor Relations Department
                    General Employment Enterprises, Inc.
                    Oakbrook Terrace Tower
                    One Tower Lane, Suite 2100
                    Oakbrook Terrace, Illinois  60181
                    or e-mail to invest@genp.com


Other Business

  At the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

                               11


                           APPENDIX A

                  NOMINATING COMMITTEE CHARTER



Organization
This charter governs the operations of the Nominating Committee of the Board of Directors. The Nominating Committee shall be members of, and appointed by, the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Nominating Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiary, and meet the independence requirements of the American Stock Exchange listing standards.

The By-Laws of the Company establish procedures for the nomination of candidates for election to the Board of Directors, including procedures for shareholders to make nominations.


Purpose
The Nominating Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to shareholders, with regard to identifying, interviewing, and recommending to the Board of Directors qualified candidates to fill positions on the Board of Directors.


Duties and Responsibilities
The responsibility of the Nominating Committee is to oversee the process of identifying appropriate individuals to fill positions on the Company's Board of Directors. While the Nominating Committee has the responsibilities and powers set forth in this Charter, the Board of Directors will approve nominees for election by the shareholders.

The Nominating Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing needs and circumstances of the Company.

At least annually the Nominating Committee will perform a self evaluation of the effectiveness of its performance and a review of its Charter.


Minimum Qualifications
In evaluating candidates to serve on the Company's Board of Directors, consideration will be given to the level of experience, financial literacy and business acumen of the candidate and their willingness and ability to attend meetings of the Board of Directors. Furthermore, consideration will be given to the overall attributes of potential nominees in relation to current members of the Board of Directors, with the objective of maintaining a balance of skills and experiences. Generally, the Nominating Committee will seek candidates with significant decision making responsibility with business, legal, or academic experience.

Directors need not be residents of Illinois or shareholders of the Company.


Processes for Identifying Candidates
Each year the Nominating Committee will determine the willingness of the current members of the Board of Directors to stand for reelection and evaluate whether the size of the Board of Directors is appropriate. If necessary, additional candidates for director will be identified by recommendations from directors and officers of the Company, other business associates, shareholders, and other sources. All candidates will be considered on an equal basis regardless of source.

The Nominating Committee is authorized to engage third parties to identify potential nominees if necessary and appropriate.

                               12

                           APPENDIX B


            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               OF
              GENERAL EMPLOYMENT ENTERPRISES, INC.
     One Tower Lane, Suite 2100, Oakbrook Terrace, IL 60181



        ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

                              PROXY

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of GENERAL EMPLOYMENT ENTERPRISES, INC. hereby appoints HERBERT F. IMHOFF, JR. and SHELDON BROTTMAN, and each of them, as the proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on February 28, 2005 and any adjournment thereof.

If a vote is not specified, said proxies will vote FOR election of directors.

  Continued, and to be marked, dated and signed on the reverse side. Please mail this proxy in the enclosed envelope as promptly as possible.


        ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^



                                                      Please mark
                                                      your votes   [X]
                                                      like this

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. THIS PROXY CONFERS ON THE PROXY HOLDERS THE POWER OF CUMULATIVE VOTING AND THE POWER TO VOTE CUMULATIVELY FOR LESS THAN ALL OF THE NOMINEES AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors recommends a vote FOR the election of Directors.

1. ELECTION OF DIRECTORS, NOMINEES:                  FOR   WITHHOLD
   D. W. Baker, S. Brottman, D. G. Danehey,          [  ]    [  ]
   H. F. Imhoff, Jr., J. F. Lizzadro, K. M. Yauch

   For, except vote withheld from the following nominee(s): ________________________________.

2. In their discretion, in the transaction of such other business as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes with an "X" but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation.

                                          COMPANY ID:

                                         PROXY NUMBER:

                                        ACCOUNT NUMBER:


Signature: ______________ Signature: ________________ Date: __________

NOTE: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.